Transamerica Life Insurance Company
4333 Edgewood Rd. NE
Cedar Rapids, IA 52499
November 28, 2011
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
RE:	Separate Account VA FF (the “Registrant”) (1933 Act File No.: 333-163878) (1940 Act File No.: 811-22370)
Ladies and Gentlemen:
As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the Registrant, a unit investment trust registered under the Act, recently mailed (or will mail) to its contract owners the annual report for the period ended September 30, 2011 for the Vanguard Target Retirement Funds, each a series of Vanguard Chester Funds (SEC File No. 811-04098). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30e-1 under the Act, the Vanguard Target Retirement Funds’ annual reports were filed, or will be filed, with the Commission via EDGAR:
To the extent necessary, these filings are incorporated by reference.

Very truly yours, Elizabeth L. Belanger Vice President and Associate General Counsel